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                                                                 EXHIBIT 10.54

                           HOTEL CLEARING CORPORATION
                       UNITED STATES SUBSCRIBER AGREEMENT

       SUBSCRIBER hereby contracts with HOTEL CLEARING CORPORATION ("HCC") to provide records of hotel reservation bookings and to process hotel reservation commissions on the following terms and conditions:

       DEFINITIONS:

       "SUBSCRIBER" is the travel agency and all of its participating travel agent locations.

       "CASH SYSTEM" is a service mark of HCC for a clearing house system of accounting for reservations made by travel agents with HCC Hotels and processing commissions payable to those travel agents for the reservations.

       "HCC Hotel" is a hotel property who is a participant in the HCC System.

       "CASH Reservation" is a reservation at an HCC Hotel originated by SUBSCRIBER for which the HCC Hotel has been paid for all or a part of the reserved stay, including non-refundable deposits for reservations originated by SUBSCRIBER, for which SUBSCRIBER is entitled to a commission. CASH Reservations include reservations made by telephone or electronically.

       "HCC Management Report" is a record of all CASH Reservations for a specified month and a computation of the commission due SUBSCRIBER for those reservations.

       "HCC Fee" is the amount paid by SUBSCRIBER to HCC for the services set forth herein which shall be [*] of the total monthly commission paid by HCC Hotels to SUBSCRIBER as set forth on the HCC Management Report plus costs associated with tapes or diskettes, if any, requested by SUBSCRIBER.

1. The CASH System. During the term of this agreement, beginning with the implementation of the CASH System, HCC shall within fifteen (15) business days after the end of each calendar month (the "Month"), (i) submit a HCC Management Report to each HCC Hotel for payment to HCC of all commissions the HCC Hotel owes to SUBSCRIBER for CASH Reservations for the Month, (ii) transmit to SUBSCRIBER, by mail or electronically by modem (at the option of SUBSCRIBER), the monthly HCC Management Report and (iii) pay to SUBSCRIBER, by check or automated clearing house transfer (at the option of SUBSCRIBER), an amount in the local currency of SUBSCRIBER equal to the total commission paid by the HCC Hotel pursuant to the HCC Management Report for the Month (converted to U.S. dollars if necessary), less the HCC Fee.

2.     Term and Termination. The initial term of this agreement shall be six
(6) months but it shall continue in effect thereafter unless terminated upon seven (7) days prior written notice by either party.

3. Acknowledgment and Disclaimer. SUBSCRIBER acknowledges that the services rendered by HCC are those of a clearing house and, except as expressly set forth herein, under no circumstances shall HCC be responsible for collection of commissions owing SUBSCRIBER. HCC shall not be responsible or liable for any inaccuracy in the information provided to SUBSCRIBER in the HCC Management Report. HCC shall only be liable to SUBSCRIBER for the amount of commissions actually collected by HCC, less the HCC Fee described herein. In the event HCC shall fail in any respect to perform the services set forth herein, it shall, under no circumstances, be liable for uncollected commissions to SUBSCRIBER or any other liability resulting therefrom including, without limitation, consequential damages. SUBSCRIBER'S SOLE AND EXCLUSIVE REMEDY FOR ANY BREACH OF THIS AGREEMENT BY HCC SHALL BE TERMINATION OF THIS AGREEMENT AND THE AMOUNT OF COMMISSIONS ACTUALLY COLLECTED BY HCC LESS THE HCC FEE. ALL WARRANTIES EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, GOOD AND WORKMANLIKE PRODUCT OR SERVICE, OR OTHERWISE, ARE DISCLAIMED AND WAIVED. In the event a failure or delay in the performance of this agreement, except for the payment of money, results from an act of God, labor strike or other events beyond the control of the party obligated to perform, such failure or delay shall not constitute a breach of this agreement nor shall the parties hereto be liable for damages resulting from such event.

4. Dispute Resolution. In the event SUBSCRIBER shall initiate any action against HCC arising out of this agreement, governing law shall be that of Texas, without regard to choice of laws, and venue shall be Dallas, Texas. In the event HCC shall initiate any action against SUBSCRIBER arising out of this agreement, governing law shall be that of New York, without regard to choice of
laws, and venue shall be New York, New York.   In the event a dispute arises
between SUBSCRIBER and a HCC Hotel with respect to a HCC Management Report, HCC shall have no obligation or liability with respect to such dispute and SUBSCRIBER agrees that SUBSCRIBER shall be solely responsible for any action to resolve the dispute and/or to collect its commission.

5.     Miscellaneous.

       a) Any notice to be provided with respect to any matter arising out of this agreement shall be in writing and shall be delivered by certified mail.

       b) HCC and SUBSCRIBER may disclose the existence of this agreement in a press release to be issued at its inception and may verbally disclose that SUBSCRIBER has signed this agreement and endorses the CASH System.

       c) Any proprietary information disclosed to SUBSCRIBER by HCC or its representatives shall be so designated and shall be treated as confidential.

       d) This agreement contains all of the provisions of any agreement between HCC and SUBSCRIBER with respect to the subject matter set forth herein and SUBSCRIBER has not relied upon any promises or representations by HCC except as set forth herein.

       e) This agreement shall be binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties hereto.



THE HOTEL CLEARING CORPORATION         SUBSCRIBER,
3811 Turtle Creek Blvd., #1100         AMERICAN EXPRESS TRAVEL RELATED SERVICES
Dallas, TX, 75219                      COMPANY, INC.

BY:/s/ M. NICHOLAS JENT                BY: /s/ PRIYAN FERNANDO
   -------------------------------        --------------------------------------
     (signature)                                   (signature)

                                       PRIYAN FERNANDO
                                       -----------------------------------------
                                                  (printed name)

                                       VICE PRESIDENT & CONTROLLER
                                       -----------------------------------------
                                                     (title)

                                       -----------------------------------------
                                                   ARC/IATA#




                                              * Confidential Treatment Requested



INFORMATION CONTAINED IN THIS AGREEMENT HAS BEEN OMITTED SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAS BEEN FILED SEPARATELY WITH THE S.E.C.